Exhibit 99.1

Selectica Announces 2nd Quarter Fiscal 2015 Financial Results

Significant new enterprise customers signed including the first cross-sell between legacy Selectica and Iasta client bases; Iasta integration on track

SAN MATEO, CA – November 11, 2014 – Selectica, Inc. (NASDAQ: SLTC), a leading provider of contract management, configuration, and strategic sourcing solutions, today announced financial results for its fiscal second quarter ended September 30, 2014.

Q2’15 GAAP Financial Measures

GAAP revenue for Q2’15 was $5.2 million, compared to $3.9 million in Q2’14, representing 32% year-over year growth. GAAP net loss for Q2’15 was $2.7 million or ($0.71) per share, compared to a net loss of $0.5 million or ($0.45) per share in Q2’14.

	Q2 '15	Q1'15	Q2 '14	Change	Change
Q2'15 GAAP Financial Measures				Q/Q	Y/Y
(in thousands, except for EPS)
Revenue	$5,203	$3,762	$3,928	38%	32%
Net Loss	(2,702)	(2,948)	(466)	246	(2,236)
EPS	$(0.71)	$(0.55)	$(0.45)	$(0.16)	$(0.26)

Q2’15 Non-GAAP Financial Measures

To supplement our financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including non-GAAP revenue, non-GAAP net income and non-GAAP net income per share, which we believe are helpful in understanding our past financial performance and future results. For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, "GAAP to Non-GAAP Reconciliations." Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods; as such, we believe it is useful for investors to understand the effects of these items on our total operating expenses. Our non-GAAP net loss reflects the following adjustments: non-cash items such as stock-based compensation and amortization of intangibles, one-time costs such as acquisition related costs, restructuring costs, change in fair value of warrant liability as well as the related income tax effects. Our non-GAAP revenue is intended to reflect the full amount of support and service revenue that would have otherwise been recorded by the acquired entity.

Non-GAAP revenue for Q2’15 was $6.2 million, compared to $3.9 million in Q2’14, representing 57% year over year growth. Non-GAAP net loss for Q2’15 was $3.2 million or ($0.41) per share, compared to a net loss of $1.3 million or ($0.37) per share in Q2’14.

	Q2 '15	Q1'15	Q2 '14	Change	Change
Q2'15 NON-GAAP Financial Measures				Q/Q	Y/Y
(in thousands, except for EPS)
Non - GAAP Revenue	$6,167	$3,762	$3,928	64%	57%
Non - GAAP Net Loss	(3,184)	(2,146)	(1,330)	(1,038)	(1,854)
Non - GAAP EPS	$(0.41)	$(0.40)	$(0.37)	(0.01)	(0.04)

“We continue to make inroads with significant, enterprise customers that are enthusiastic about the bottom line business value our broad suite of CLM and strategic sourcing solutions provide,” said Blaine Mathieu, CEO and President of Selectica. “Of the new enterprise customers we signed in the quarter, three specific examples demonstrate how industry leaders are recognizing Selectica as able to drive reduced costs, better managed risks, and the delivery of real bottom-line value. The first is Rite Aid, a Fortune 500 drugstore chain that is one of our newest strategic sourcing clients. The second, one of the largest professional services firms providing Fortune 500 companies with audit, tax and advisory services, chose Selectica CLM after a very competitive process as their ultimate solution. The third is the US’s largest supermarket chain by revenue, Kroger. Just a quarter after the completion of our merger with Iasta, Kroger has committed to Selectica CLM, becoming the first true proof point that the synergies we have been discussing between Selectica and Iasta customers are real and will lead to continued momentum for the second half of FY 2015 and beyond.”

Q2’15 Business Highlights

●

First Cross-Sell Client in Kroger: Selectica was successfully able to cross-sell its first major customer during Q2’15: The Kroger Company. With revenues approaching $100B, Kroger is the US’s largest supermarket chain, second-largest general retailer, and twenty-fourth largest company. Kroger was an existing client of Iasta and is now executing on a Selectica CLM delivery plan to complement their existing sourcing installation.

●

Highlighting Other Notable Enterprise Wins: In addition to Kroger, Selectica successfully engaged and closed Rite Aid, a Fortune 500 drugstore chain and one of the largest in the US. Rite Aid chose Selectica after a detailed evaluation of competing strategic sourcing solutions. Also choosing Selectica as their preferred solution during the quarter was one of the largest professional services firms providing Fortune 500 companies with audit, tax and advisory services. We remain committed to providing both our existing and new potential customers with the most compelling CLM and strategic sourcing solutions currently available in the industry.

●

Iasta Business Integration on Track: In the quarter we moved to effectively bring the Selectica and Iasta teams together into one, single integrated organization. It is clear that Selectica and Iasta’s clients and prospects desire a unified approach to sales, marketing, product, account management and customer support and the company’s single, unified organization now provides that in an effective manner.

November 11th, 2014 Conference Call & Webcast

A conference call and webcast will be held today at 5:00 p.m. EST to review these results. Interested parties may participate via conference call and webcast; more details:

Participant Conference Call Numbers:

●	Toll-Free: 1-877-407-0789
●	Toll/International: 1-201-689-8562

Participant Webcast Link: http://public.viavid.com/player/index.php?id=111829

Replay Dial-in Info

Toll-Free: 1-877-870-5176

Toll/International: 1-858-384-5517

From: 11/11/2014 @ 8:00 pm EST

To: 11/25/2014 @ 11:59 pm EST

Replay Pin Number: 13594923

Related: http://www.selectica.com/investors

Supporting Resources

●	Selectica Solutions overview
●	Selectica 'Social Contracting' blog
●	Selectica on LinkedIn
●	Selectica on Facebook
●	Selectica on Twitter
●	Selectica customer case studies
●	Selectica guides & misc. resources

About Selectica, Inc.
Selectica, Inc. (NASDAQ: SLTC) provides a platform for enterprises worldwide to create, manage, and optimize business relationships with contracts at the core. Selectica helps global companies actively manage their contracts throughout the sales, procurement and legal life cycles. Selectica’s contract management solutions drive business value by assisting organizations in managing contracts profitably, effectively accelerating revenue opportunities, and minimizing risk through compliance. Through Iasta, a Selectica company, we provide leading strategic sourcing and spend management solutions, dedicated to empowering sourcing and purchasing professionals. Our blend of acclaimed software and services focus on improving spend analysis, procurement intelligence, sourcing, and supplier lifecycle management. Our solutions play a critical role in optimizing business relationships by enhancing supply base insights, improving supplier collaboration and reducing the supply chain risks vital to today’s globally-minded enterprise. Selectica also provides a powerful configuration engine, enabling Fortune 500 companies to accelerate revenue by facilitating the optimization of the right combination of products, services, and price. More information: www.selectica.com and .

Non-GAAP Financial Measures
Selectica provides quarterly and annual financial statements that are prepared in accordance with generally accepted accounting principles (GAAP). To help understand the company's past financial performance and future results, the company is providing non-GAAP financial measures to supplement the financial results that it provides in accordance with GAAP. The method the company uses to produce non-GAAP financial results is not computed according to GAAP and may differ from the methods used by other companies.

Forward-looking Statements
Certain statements in this release and elsewhere by Selectica are forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, statements regarding business outlook, assessment of market conditions, anticipated financial and operating results, strategies, product and channel development, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of the company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward-looking statements include, but are not limited to fluctuations in demand for Selectica's products and services, risks of losing key personnel or customers, protection of the company's intellectual property and government policies and regulations, including, but not limited to those affecting the company's industry. Selectica undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Additional risk factors concerning the company can be found in the company's most recent Form 10-K as filed by the company with the Securities and Exchange Commission.

Contacts
Investor Relations:
Budd Zuckerman
bzuckerman@genesisselect.com
+1-303-415-0200

Media Relations:
Selectica, Inc.
Erick Mott
emott@selectica.com
+1-650-532-1551
@erickmott

SELECTICA, INC.
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	September 30,	September 30,	September 30,	September 30,
	2014	2013	2014	2013

Revenues:
Recurring revenues	$4,038	$3,020	$6,732	$6,186
Non-recurring revenues	1,165	908	2,233	2,114
Total revenues	5,203	3,928	8,965	8,300

Cost of revenues:
Cost of recurring revenues	1,376	694	2,147	1,366
Cost of non-recurring revenues	2,076	1,256	3,559	2,492
Total cost of revenues	3,452	1,950	5,706	3,858

Gross profit:
Recurring gross profit	2,662	2,326	4,585	4,820
Non-recurring gross profit	(911)	(348)	(1,326)	(378)
Total gross profit	1,751	1,978	3,259	4,442

Operating expenses:
Research and development	997	450	1,439	1,553
Sales and marketing	3,923	2,129	6,293	4,202
General and administrative	2,005	733	3,430	2,288
Acquisition related costs	450	-	668	-
Restructuring costs	-	227	-	227
Total operating expenses	7,375	3,539	11,830	8,270

Loss from operations	(5,624)	(1,561)	(8,571)	(3,828)

Decrease in fair value of warrant liability	-	1,121	-	982
Interest and other income (expense), net	(28)	(26)	(29)	(41)
Net loss before income tax	(5,652)	(466)	(8,600)	(2,887)

Benefit for income taxes	$2,950	$-	2,950	0
Net Loss	(2,702)	(466)	(5,650)	(2,887)

Preferred stock accretion	2,744	1,144	2,744	1,621
Net loss applicable to common stockholders	$(5,446)	$(1,610)	$(8,394)	$(4,508)

Basic and diluted net loss per share	$(0.71)	$(0.45)	$(1.29)	$(1.35)

GAAP to Non-GAAP Reconciliations:
Reconciliation of Total revenue:
U.S. GAAP as reported	$5,203	$3,928	$8,965	$8,300
Adjustments:
Deferred revenue adjustment	964	-	964	-
As adjusted	$6,167	$3,928	$9,929	$8,300
Reconciliation of Net income (loss):
U.S. GAAP as reported	$(2,702)	$(466)	$(5,650)	$(2,887)
Adjustments:
Stock-based compensation expense	705	30	1,289	455
Increase in fair value of warrant liability	-	(1,121)	-	(982)
Restructuring costs	-	227	-	227
Acquisition related costs	450	-	668	-
Amortization on intangibles	349	-	349	-
Benefit for income taxes	(2,950)	-	(2,950)	-
Deferred revenue adjustment	964	-	964	-
As adjusted	$(3,184)	$(1,330)	$(5,330)	$(3,187)

Non-GAAP basic and diluted net loss per share	$(0.41)	$(0.37)	$(0.82)	$(0.95)

Weighted average shares outstanding for basic
and diluted net loss per share	7,700	3,591	6,522	3,343

SELECTICA, INC.
Condensed Consolidated Balance Sheets
(In thousands)

	September 30,	March 31,
	2014	2014
	(Unaudited)	(Audited)
ASSETS
Current assets
Cash and cash equivalents	$10,132	$16,907
Accounts receivable	4,445	3,006
Prepaid expenses and other current assets	1,516	689
Total current assets	16,093	20,602

Property and equipment, net	427	312
Capitalized software	1,783	856
Other Intangibles, net	7,151	-
Goodwill	8,253	-
Other assets	273	30
Total assets	$33,980	$21,800

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY
Current liabilities
Credit facility	$7,000	$6,949
Accounts payable	1,734	1,371
Accrued payroll and related liabilities	1,060	648
Other accrued liabilities	1,355	345
Deferred revenue	6,682	5,131
Total current liabilities	17,831	14,444
Long-term deferred revenue	227	618
Other long-term liabilities	33	-
Total liabilities	18,091	15,062

Redeemable convertible preferred stock	-	3,653
Stockholders' equity	15,889	3,085
Total liabilities, redeemable convertible preferred stock and stockholders' equity	$33,980	$21,800

SELECTICA, INC.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended
	September 30,	September 30,
	2014	2013

Operating activities
Net loss	$(5,650)	$(2,887)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	589	99
Loss on disposition of property and equipment	-	23
Stock-based compensation expense	1,289	455
Decrease in fair value of warrant liability	-	(982)
Changes in assets and liabilities:
Accounts receivable (net)	1,178	8
Prepaid expenses and other current assets	(375)	(36)
Other assets	97	(39)
Accounts payable	5	46
Accrued restructuring costs	-	(78)
Accrued payroll and related liabilities	(462)	(435)
Other accrued liabilities and long term liabilities	87	(70)
Deferred tax liability	(2,989)	-
Deferred revenue	(839)	(1,792)
Net cash used in operating activities	(7,070)	(5,688)

Investing activities
Purchase of property and equipment	(52)	(65)
Capitalized software	(1,040)	(382)
Purchase of business, net of cash acquired	(5,003)	-
Net cash used in investing activities	(6,095)	(447)

Financing activities
Proceeds from sale of common stock, preferred stock and warrants	7,178	5,837
Employee taxes paid in exchange for restricted stock awards released	-	(201)
Issuance of common stock under employee stock plan	93	207
Borrowings under credit facility, net	51	(6)
Credit facility payment	(655)	-
Repayment of Note Payable	(277)	-
Net cash provided by financing activities	6,390	5,837

Net decrease in cash and cash equivalents	(6,775)	(298)
Cash and cash equivalents at beginning of the period	16,907	12,098
Cash and cash equivalents at end of the period	$10,132	$11,800

SELECTICA, INC.
Billings Reconciliation
(In thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	September 30,	September 30,	September 30,	September 30,
	2014	2013	2014	2013

Total revenues	$5,203	$3,928	$8,965	$8,300
Deferred revenue:
End of period	6,909	6,133	6,909	6,133
Beginning of period	4,989	6,806	5,749	7,925
Change in deferred revenue	1,920	(673)	1,160	(1,792)
Total billings (total revenues plus the change in deferred revenue)	$7,123	$3,255	$10,125	$6,508

SELECTICA, INC.
GAAP to Non GAAP Financial Reconciliations
(In thousands, except per share amounts)
(Unaudited)

Three Months Ended
June 30,
2014
GAAP to Non-GAAP Reconciliations:
Reconciliation of Total revenue:
U.S. GAAP as reported	$3,762
Adjustments:
Deferred revenue adjustment	-
As adjusted	$3,762
Reconciliation of Net income (loss):
U.S. GAAP as reported	$(2,948)
Adjustments:
Stock-based compensation expense	584
Acquisition related costs	218
As adjusted	$(2,146)

Non-GAAP basic and diluted net loss per share	$(0.40)

Weighted average shares outstanding for basic
and diluted net loss per share	5,331